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                                                                   EXHIBIT 10.26

                     AMENDMENT TO TRADE FINANCE AGREEMENT

     In reference to the Trade Finance Agreement ("Agreement") dated July 1, 1996 between Union Bank of California, N.A. ("Bank") and SanDisk Corporation ("Borrower"), the Bank and Borrower desire to amend the Agreement. This amendment shall be called the Third Amendment to the Agreement. Initially capitalized terms used herein which are not otherwise defined shall have the meaning assigned thereto in the Agreement.

     Amendments to the Agreement:

SECTION 4. AFFIRMATIVE COVENANTS

        SUBSECTION 4.6 QUICK RATIO, line 2, of the Agreement is hereby amended by substituting "1.25:1.0" for "2.5:1.0".

        SUBSECTION 4.8 DEBT TO TANGIBLE NET WORTH, line 2, of the Agreement is hereby amended by substituting "0.75:1.0" for "0.5:1.0".

     This Third Amendment shall become effective when the Bank shall have received the acknowledgment copy of this Third Amendment executed by the Borrower.

     Except as specifically amended hereby, the Agreement shall remain in full force and effect and is hereby ratified and confirmed. This Third Amendment shall not be a waiver of any existing default or breach of a condition to covenant unless specified herein.

Very truly yours,                            Agreed and Accepted this 30th day
                                             of September, 1997.
UNION BANK OF CALIFORNIA, N.A.
                                             SANDISK CORPORATION


By: /s/ John Noble                           By: /s/ Cindy Burgdorf
   -----------------------------------          --------------------------------
   John Noble
   Vice President and Relationship
   Manager                                   Name:  Cindy Burgdorf
                                                  ------------------------------


By: /s/ Cecily Person                        Title:  CFO, Sr. VP Finance
   ------------------------------------            -----------------------------
   Cecily Person
   Vice President and Credit Executive       By: /s/ Eli Harari
                                                --------------------------------


                                             Name: Eli Harari
                                                  ------------------------------


                                             Title: President & CEO
                                                   -----------------------------